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                                                                    Exhibit 23.3

            CONSENT OF MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN

        We hereby consent to the reference to our firm contained in the Registration Statement on Form S-3 of Zonagen, Inc. (No. 333-28945) under the caption "Experts."



                                    MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN


                                    BY:        /s/ Michael F. Borun
                                       -----------------------------------------

July 16, 1997